PIC INVESTMENT TRUST
                             PIC BALANCED PORTFOLIO
                              PIC GROWTH PORTFOLIO
                              PIC MID CAP PORTFOLIO
                             PIC SMALL CAP PORTFOLIO

                                POWER OF ATTORNEY

     The undersigned officers and Trustees of PIC Investment Trust, PIC Balanced Portfolio, PIC Growth Portfolio, PIC Mid Cap Portfolio, and PIC Small Cap Portfolio (the "Trusts") hereby appoint Thomas M. Mitchell and Aaron W.L. Eubanks, Sr., as attorneys-in-fact and agents, with the power, to execute, and to file any of the documents referred to below relating to the registration of the Trusts as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and the registration of the Trust's securities under the Securities Act of 1933, as amended (the "Securities Act") including the Trust's Registration Statement on Form N-1A, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. Each of the undersigned grants to the said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned officers and Trustees hereby execute this Power of Attorney as of this 19th day of February, 2003.

Name                                                 Title
------------------------------------------------------------


/s/ Jettie M. Edwards         Trustee
---------------------
Jettie M. Edwards

/s/ Richard N. Frank          Trustee
---------------------
Richard N. Frank

/s/ James Clayburn LaForce    Trustee
--------------------------
James Clayburn LaForce

/s/ Wayne H. Smith            Trustee
--------------------------
Wayne H. Smith

/s/Kevin E. Villani           Trustee
-------------------------
Kevin E. Villani

/s/William S. Anderson        Trustee
-------------------------
William S. Anderson

/s/ Thomas J. Condon          Trustee
--------------------------
Thomas J. Condon

/s/ Thomas M. Mitchell        President
---------------------------
Thomas M. Mitchell


/s/ Aaron W.L Eubanks, Sr.    Vice President and Secretary
---------------------------
Aaron W.L. Eubanks, Sr.

/s/ William T. Warnick        Vice President and Treasurer
William T. Warnick